SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    ________

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                    ________


        Date of Report (Date of earliest event reported): April 28, 2005

                                 EDO Corporation
             (Exact name of Registrant as specified in its charter)

            New York                    3812                    11-0707740
 (State or Other Jurisdiction     (Primary Standard          (I.R.S. Employer
        of Incorporation       Industrial Classification    Identification No.)
        or Organization)             Code Number

                                    ________

                         60 East 42nd Street 42nd Floor
                               New York, NY 10165
                                  212.716.2000
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)

                                    ________

                                 Not applicable
          (Former name or former address, if changed since last report)

                                    ________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 28, 2005, EDO Corporation issued an earnings release announcing its financial results for the quarter ended March 26, 2005. A copy of this earnings release is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2005


                                             EDO CORPORATION



                                             By: /s/ Frederic B. Bassett
                                                 -------------------------------
                                                 Name: Frederic B. Bassett
                                                 Title: Vice President-Finance,
                                                        Treasurer and Chief
                                                        Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number               Description of Exhibit

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99                           Earnings Press Release of EDO Corporation dated
                             April 28, 2005.
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